May 11, 2005

DREYFUS GROWTH OPPORTUNITY FUND, INC.

Supplement to Prospectus Dated July 1, 2004

The following information supplements and supersedes any contrary information contained in the Prospectus under the caption "Management":

Effective on or about June 30, 2005, David H. Cameron, CFA and Elizabeth Slover will become the fund's co-primary portfolio managers. Mr. Cameron is Director of U.S. Equities at The Boston Company Asset Management, an affiliate of Dreyfus, where he has been employed since July 2003; prior thereto, he was Chief Equity Officer and a portfolio manager at Standish Mellon Asset Management since January 1987. He has also been employed by Dreyfus since April 2005. Ms. Slover is Co-Director of Equity Research at Dreyfus, where she has been employed since November 2001; prior thereto, she managed the equity research group at Chancellor/Invesco from 1996 to 2001. In addition, Barry Mills will continue to serve as a portfolio manager of the fund.

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Dreyfus anticipates that the change in the fund's primary portfolio managers initially may result in more portfolio turnover than is typical for the fund which will produce transaction costs. Dreyfus intends to use its best efforts to dispose of portfolio securities in a manner designed to minimize these costs to the extent possible, consistent with best execution. However, such turnover could result in higher taxable distributions to shareholders and lower the fund's after-tax performance.